INDEX

ARTICLE IMERGER AND RELATED MATTERS............................................1

     1.1 THE MERGER............................................................1

     1.2 CONVERSION OF COMMON SHARES...........................................1

     1.3 EFFECTIVE TIME........................................................2

     1.4 CLOSING...............................................................2

ARTICLE IIWARRANTIES AND REPRESENTATIONS OF DTR AND MERGER SUBSIDIARY..........2

     2.1 CORPORATE AUTHORITY...................................................2

     2.2 CORPORATE EXISTENCE...................................................2

     2.3 ENFORCEABILITY........................................................2

     2.4 CONFLICT..............................................................2

     2.5 GOVERNMENTAL AUTHORIZATION............................................3

     2.6 CAPITALIZATION OF DTR.................................................3

     2.7 FINANCIAL STATEMENTS..................................................3

     2.8 LITIGATION............................................................4

     2.9 RELATED PARTY TRANSACTIONS............................................4

     2.10 BROKERS..............................................................4

     2.11 PATENTS, TRADEMARKS AND COPYRIGHTS...................................4

     2.12 TAXES................................................................4

     2.13 ABSENCE OF CERTAIN CHANGES...........................................5

     2.14 EMPLOYEES............................................................6

     2.15 BANK ACCOUNTS........................................................6

     2.16 MATERIAL CONTRACTS...................................................6

     2.17 BENEFIT PLANS........................................................6

     2.18 SUBSIDIARIES.........................................................6

     2.20 REAL PROPERTY........................................................6

     2.21 1934 ACT COMPLIANCE..................................................6

ARTICLE IIIREPRESENTATIONS AND WARRANTIES OF...................................7

     3.1 CORPORATE AUTHORITY...................................................7

     3.2 CORPORATE EXISTENCE...................................................7

     3.3 ENFORCEABILITY........................................................7

     3.4 CONFLICT..............................................................7

     3.5 GOVERNMENTAL AUTHORIZATION............................................7

     3.6 CAPITALIZATION........................................................8

     3.7 SHAREHOLDERS OF GELSTAT...............................................8

     3.8 FINANCIAL STATEMENTS..................................................8

     3.9 LITIGATION............................................................8

     3.10 RELATED PARTY TRANSACTIONS...........................................8

     3.11 BROKERS..............................................................9

     3.12 PATENTS, TRADEMARKS AND COPYRIGHTS...................................9

     3.13 TAXES................................................................9

     3.14 ABSENCE OF CERTAIN CHANGES..........................................10

     3.15 EMPLOYEES...........................................................10

     3.16 MATERIAL CONTRACTS..................................................10

     3.17 BENEFIT PLANS.......................................................10

     3.18 SUBSIDIARIES........................................................10

     3.19 REAL PROPERTY.......................................................10

     3.20 INVESTMENT INTENT...................................................11

     3.21 NO NON-COMPETITION AGREEMENTS.......................................11

ARTICLE IVCONDITIONS PRECEDENT TO OBLIGATIONS OF GELSTAT......................11

     4.1 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF OBLIGATIONS...........11

     4.2 NO LITIGATION OR CONTRARY JUDGMENT...................................11

     4.3 RESIGNATIONS.........................................................11

     4.4 TRADING OF COMMON STOCK..............................................11

     4.5 MINIMUM CURRENT ASSETS...............................................12

     4.6 OTHER MATTERS........................................................12

ARTICLE VCONDITIONS PRECEDENT TO OBLIGATION OF................................12

     5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES...........................12

     5.2 NO LITIGATION OR CONTRARY JUDGMENT...................................12

     5.3 VOTING AGREEMENT.....................................................12

     5.4  D&O INSURANCE.......................................................12

     5.5 MITCHELL AGREEMENT...................................................12

     5.6 OTHER MATTERS........................................................12

ARTICLE VITRANSACTIONS AT CLOSING.............................................13

     6.1 DELIVERIES BY DTR....................................................13

     6.2 DELIVERIES BY GELSTAT................................................13

ARTICLE VIIOTHER COVENANTS OF GELSTAT AND SHAREHOLDERS........................14

     7.1 DIRECTORS' AND OFFICERS INSURANCE/INDEMNIFICATION....................14

     7.2 SHAREHOLDER VOTE.....................................................15

     7.3 NON-COMPETITION......................................................15

     7.4  BYLAW AMENDMENT.....................................................15

ARTICLE VIIICOVENANTS OF DTR, MERGER SUBSIDIARY, GELSTAT AND SHAREHOLDERS.....15

     8.1 BEST EFFORTS.........................................................15

     8.2 CERTAIN ACTIONS......................................................15

     8.3 PUBLIC ANNOUNCEMENTS.................................................16

     8.4 FURTHER ASSURANCES...................................................16

     8.5 ACCESS TO INFORMATION................................................16

     8.6 NOTICES OF CERTAIN EVENTS............................................16

     8.7 CONDUCT OF BUSINESS UNTIL CLOSING....................................17

     8.8 FILING OF FORM 8-K...................................................17

     8.9 SALE OF SHARES TO AFFILIATES.........................................17

     8.10 DELIVERY OF RECORDS.................................................18

ARTICLE IX MISCELLANEOUS......................................................18

     9.1 TERMINATION..........................................................18

     9.2 NOTICES..............................................................18

     9.3 EXPENSES.............................................................19

     9.4 ARBITRATION..........................................................19

     9.5 ENTIRE AGREEMENT.....................................................20

     9.6 SEVERABILITY.........................................................20

     9.7 ASSIGNABILITY........................................................20

     9.8 LEGAL REPRESENTATION.................................................20

     9.9 CAPTIONS.............................................................20

     9.10 GOVERNING LAW.......................................................20

     9.11 COUNTERPARTS/EFFECTIVENESS..........................................20

     9.12 REMEDIES CUMULATIVE.................................................20

ANNEX A           ARTICLES OF MERGER

SCHEDULES
         2.6      Outstanding Options of DTR
         2.8      Litigation, Judgments, Orders, etc. against DTR
         2.9      DTR Related Party Transactions
         2.12     DTR Taxes

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

         2.13     DTR Absence of Certain Changes
         2.14     DTR Employees
         2.15     DTR Bank Accounts
         2.16     DTR Material Contracts
         2.20     Real Property
         2.21     DTR 1934 Act Compliance
         3.6      Capitalization of GelStat
         3.7      Shareholders of GelStat
         3.9      Litigation Pending or Threatened Against GelStat
         3.10     GelStat Related Party Transactions
         3.12     GelStat Anticipated Patents, Trademarks and Copyrights
         3.13     GelStat Tax Deficiencies
         3.14     GelStat Certain Material Changes
         3.15     GelStat Employees
         3.16     GelStat Material Contracts
         3.18     GelStat Subsidiaries

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger (the "Agreement") is entered into this ________ day of April, 2003 by and between Developed Technology Resource, Inc., a Minnesota corporation ("DTR"), GelStat Corp., a Minnesota corporation formerly known as Neo-Pharma, Inc. ("GelStat"), NP Acquisition Corp., a Minnesota corporation, and a wholly owned subsidiary of DTR (Merger Subsidiary), and Dr. Stephen Roberts, James Higgins and Russell W. Mitchell, being all of the shareholders of GelStat (referred to herein as the "Shareholders").

                                    Recitals
                                    --------

     A. DTR has minimal operations and is desirous of acquiring a business operation which its Board of Directors believes has potential for future growth to the benefit of its shareholders.

     B. DTR's common stock is registered under the Securities Exchange Act of 1934 and is traded over the counter under the symbol "DEVT."

     C. GelStat is desirous of combining with Merger Subsidiary in exchange for the authorized shares of common stock of DTR as set forth herein.

     D. DTR has loaned GelStat $500,000, under the terms of six promissory notes.

     E. Under this Agreement all shareholders of GelStat have agreed to vote in favor of the Merger (as defined herein).

                                    Agreement
                                    ---------

     Now therefore, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                           MERGER AND RELATED MATTERS

     1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), Merger Subsidiary shall be merged (the "Merger") with and into GelStat, in accordance with the terms and conditions of this Agreement and a plan of merger approved by the board of directors and shareholders of GelStat and Merger Subsidiary (the "Plan of Merger"). At the Effective Time, the separate existence of Merger Subsidiary shall cease, and GelStat shall become the surviving corporation (the "Surviving Corporation").

     1.2 CONVERSION OF COMMON SHARES. At the Effective Time, (i) each previously issued and outstanding share of common stock of GelStat will become 0.4360083 shares of the $0.01 par value per share common stock of DTR (the "DTR Common Stock"), (ii) each outstanding right to purchase one share of common stock of GelStat will become the right to purchase 0.4360083 shares of DTR Common Stock at a price per share equal to the exercise price of the right to acquire common stock of GelStat divided by 0.4360083, and (iii) each previously and outstanding share of common stock of Merger Subsidiary will become one share of the Surviving Corporation; it being understood that at the Effective Time, the former shareholders of GelStat will own 60% of the then outstanding shares of DTR Common Stock, calculated on a fully diluted basis as if all outstanding rights to acquire DTR Common Stock and common stock of GelStat were then exercised. No fractional shares of DTR Common Stock will be issued. In the event the conversion of shares would otherwise result in the entitlement of a fractional share by any shareholders of GelStat, such fractional share shall be rounded up to the nearest whole share.

     1.3 EFFECTIVE TIME. The "Effective Time" shall be the time the articles of merger, in the form accompanying this Agreement as Annex A (the "Articles of Merger") and executed in accordance with applicable provisions of the Minnesota Business Corporation Act (the "Minnesota Act"), are filed with the Secretary of State of Minnesota.

     1.4 CLOSING. The "Closing" shall be the event at which the transactions set forth in Article 6 are to occur, and shall take place at Suite 4200, 225 South Sixth Street, Minneapolis, Minnesota or at such other location as the parties hereto may mutually agree upon, and will take place at 10:00 a.m., Minneapolis, Minnesota time, on or before the ____ day of _________, 2003 (the "Closing Date").

                                   ARTICLE II

           WARRANTIES AND REPRESENTATIONS OF DTR AND MERGER SUBSIDIARY

     DTR  and  Merger  Subsidiary  warrant  and  represent  to  GelStat,   which
warranties and representations will be true as of the time of Closing as follows:

     2.1 CORPORATE AUTHORITY. DTR and Merger Subsidiary have the power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions and compliance with the terms and conditions contemplated and contained herein, have been duly authorized by the Board of Directors of DTR and Merger Subsidiary, and do not require approval by the shareholders of DTR.

     2.2 CORPORATE EXISTENCE. DTR and Merger Subsidiary are corporations duly incorporated, validly existing and in an active status under the laws of the state of Minnesota, and have all corporate powers and authority required to carry on their respective businesses as now conducted.

     2.3 ENFORCEABILITY. This Agreement has been duly executed, and constitutes a valid and binding agreement of DTR and Merger Subsidiary, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors rights generally, and by general equitable principles, regardless of whether such enforcement is considered in a proceeding in equity or at a law.

     2.4 CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein does not and will not violate or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of DTR or Merger Subsidiary, under any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of DTR or Merger Subsidiary, or any note, bond, debt, order, decree, license, lease or other instrument to which either DTR or Merger Subsidiary is a party or is subject.

     2.5 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by DTR or Merger Subsidiary, require no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than such consents, approvals, actions, filings and notices which the failure to make or obtain could not be reasonably expected to have a Material Adverse Effect on DTR or on the ability of DTR to consummate the transactions contemplated hereby, other than informational filings with the Securities and Exchange Commission, and the filing of Articles of Merger with the Minnesota Secretary of State. As used herein, "Material Adverse Effect" with respect to any person means a material adverse effect on the financial condition, business, assets or results of operations of such person taken as a whole, provided that Material Adverse Effect shall not include any state of facts, event, change or effect disclosed in this Agreement or any schedule hereto to the extent of the estimate of liability or obligation (but only to such extent, and only if an estimate is specifically made). Material Adverse Effect shall include, but not be limited to, any liability or any liabilities in the aggregate not reflected on the "Financial Statements" (as hereafter defined) in excess of $10,000.

     2.6 CAPITALIZATION OF DTR. The authorized capital stock of DTR consists of 3,333,334 shares having a par value of $0.01 per share which are designated as common stock (the "Common Stock"), and 1,666,667 shares of undesignated capital stock, subject to designation by the Board of Directors of DTR. There are, or will be at the Time of Closing, 1,081,355 shares of DTR Common Stock outstanding, excluding shares issuable under options outstanding for the purchase of 45,000 shares of Common Stock, and no undesignated shares of stock outstanding. Except as may be provided in Schedule 2.6, all of the outstanding shares of common stock are (or will be upon the proper exercise of the options) duly authorized, validly issued, fully paid and nonassessable. Except for the options to purchase up to 45,000 shares of Common Stock as set forth on Schedule 2.6, there are no outstanding options or other rights to acquire from DTR, and no obligation of DTR to issue, any capital stock or securities convertible or exchangeable for capital stock of DTR. There are no outstanding obligations of DTR to repurchase, redeem or otherwise acquire any of DTR's capital stock or any other securities of DTR.

     2.7 FINANCIAL STATEMENTS. The balance sheets of DTR as of December 31, 2001 and 2002, along with the statements of operations for the 12 month periods then ended, audited by KPMG, LLP, and Gallogly, Fernandez & Riley, LLP, respectively, all of which are included in either the Form 10-KSB Annual Report of DTR for the fiscal year ended December 31, 2002, are referred to herein as the "DTR Financial Statements". The DTR Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied in all periods and at all times, and fairly represent, at the specified dates and for the specified periods, the financial condition and results of the operations of DTR.

     2.8 LITIGATION. Except as set forth in Schedule 2.8, there is no action, suit or proceeding pending before any court of competent jurisdiction, or, to the knowledge of DTR, threatened against DTR or Merger Subsidiary, and there is no inquiry, investigation or proceeding pending, or to the knowledge of DTR, threatened against DTR, before any court of competent jurisdiction, or governmental or regulatory authority or agency, and DTR is not aware of any basis for any such claim action, lawsuit, inquiry, investigation or proceeding. Except as set forth in Schedule 2.8, neither DTR nor Merger Subsidiary is a party to or subject to any order, judgment, decree or consent decree issued by any court or governmental or regulatory authority or agency relating to any past or present business practice, transaction or other activity. There is no action, suit or proceeding pending before any court of competent jurisdiction, or, to the knowledge of DTR, threatened against DTR or Merger Subsidiary which seeks to enjoin or otherwise prohibit any of the transactions contemplated by this Agreement.

     2.9 RELATED PARTY TRANSACTIONS. Except as set forth in Schedule 2.9, no officer or director of DTR or Merger Subsidiary, or Shareholders of DTR owning more than 5% of the outstanding shares of any class of capital stock of DTR, (a) has borrowed money from DTR since the beginning of DTR's last fiscal year, or currently has any outstanding indebtedness or other similar obligations to DTR or Merger Subsidiary, (b) has since the beginning of DTR's last fiscal year loaned or advanced money to DTR or Merger Subsidiary, except for advances made by reason of the incurrence of reasonable reimbursable expenses on behalf of DTR, or (c) is a director, officer, employee, partner, affiliate, associate, or consultant of any lender to, or any borrower from, DTR or Merger Subsidiary.

     2.10 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by DTR through its authorized agents, in such manner as not to give rise to any valid claim against GelStat, DTR or Merger Subsidiary for a brokerage commission, finder's fee or other like payment in connection with this Agreement or the transactions contemplated hereby.

     2.11 PATENTS, TRADEMARKS AND COPYRIGHTS. Neither DTR nor Merger Subsidiary owns, licenses or uses any patent, patent application, registered trademark, trademark application, or other trade name or mark, other than its name "Developed Technology Resources, Inc."

     2.12 TAXES. Except as set forth in Schedule 2.12 hereto:

     a. DTR has timely filed, and will, prior to the Closing, timely file all returns, declarations and reports and information, returns and statements required to be filed or sent by or relating to DTR prior to the Closing relating to any Taxes (as defined below) with respect to income, properties or operations of DTR prior to the Closing, including DTR's United States income tax return for the period ended December 31, 2002, and employee income tax withholding and FUTA reports through December 31, 2002;

     b. As of the time of filing, the Returns (i) correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of DTR, and any other information required to be shown therein, (ii) constitute (and, as to any Returns not filed as of the date hereof, will constitute) complete and accurate representations of the Tax liabilities for the periods covered, and (iii) accurately set forth all items (to the extent required to be included or reflected in the Returns) relevant to future Tax liabilities, including the Tax bases of properties and assets;

     c. DTR has timely paid all Taxes that have been shown as due and payable on the Returns that have been filed;

     d. DTR has made or will make provision for all Taxes payable for any periods that ended before the Closing for which no Returns have yet been filed and for any periods that begin before the Closing and end after the closing to the extent such Taxes are attributable to the portion of any such period ending at the Closing;

     e. The  charges,  accruals  and  reserves  for Taxes  reflected  on the DTR
Financial Statements are adequate to cover the Tax liabilities accruing or payable by DTR in respect of periods prior to the date of the Financial Statements;

     f. DTR is not delinquent in the payment of any Taxes and has not requested any extension of time within which to file or send any Return, which Return has not since been filed or sent;

     g. No deficiency for any Taxes has been asserted or assessed against DTR for which DTR has not provided adequate reserves in accordance with generally accepted accounting principles;

     h. DTR has not granted any extension of the limitation period applicable to any Tax claims and DTR has not waived any such limitation period;

     i. DTR is not and has not been a party to any tax sharing agreement with any corporation; and

     j. DTR's fiscal year end for United States income tax purposes is December 31.

"Tax" (and with the corresponding meaning "Taxes" and "Taxable") when used herein shall include (i) any net income, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount imposed by any taxing authority (domestic or foreign) and
(ii) any liability for the payment of any amount of the type described in clause
(i) as a result of being a member of an affiliated or combined group.

     2.13 ABSENCE OF CERTAIN CHANGES. Except as disclosed in SEC Reports (as defined under Section 2.21) filed and publicly available prior to the date hereof, or in Schedule 2.13 hereto, since December 31, 2002, there has not been any event, occurrence or development of a state of circumstances or facts which alone or together with another fact could reasonably be expected to have a Material Adverse Change on the business, financial condition or results of operations of DTR or Merger Subsidiary; or any guarantee by DTR or Merger Subsidiary of any indebtedness of a third party; or any grant of any severance or termination pay to any director, officer or employee of DTR or Merger Subsidiary.

     2.14 EMPLOYEES. Except as set forth in Schedule 2.14, neither DTR nor Merger Subsidiary has any employees or persons similarly engaged as independent contractors (such as leased employees).

     2.15 BANK ACCOUNTS. Attached hereto as Schedule 2.15 are the names of each bank or other financial institution at which DTR or Merger Subsidiary has an account, credit line or safety deposit box, along with the corresponding account number and the names of the persons entitled to draw thereon or have access thereto.

     2.16 MATERIAL CONTRACTS. Except as disclosed in the Form 10KSB of the Company for the period ended December 31, 2002, or in Schedule 2.16, (i) neither DTR nor Merger Subsidiary is a party to any oral or written agreement, contract or commitment to be performed after the date of this Agreement which would obligate DTR or Merger Subsidiary to pay over $10,000 in the aggregate, or which would be a "material contract" as defined in item 601(b) of Regulation S-K of the Securities and Exchange Commission, and (ii) all executory agreements, contracts and commitments disclosed or required to be disclosed in the SEC Reports, are valid, binding against DTR and Merger Subsidiary, and in full force and effect, and neither DTR nor Merger Subsidiary, to the knowledge of DTR, or any other party to such agreements, contracts or commitments, is in breach or violation of any term, or provision thereof, except in cases where such breaches or violations, individually or in the aggregate, are not having, and could not be reasonably expected to have, a Material Adverse Effect on DTR or Merger Subsidiary.

     2.17 BENEFIT PLANS. Neither DTR nor Merger Subsidiary has adopted, and there are not in effect, any employee plans as defined under, or which would be subject to, the U.S. Employment Retirement Income Security Act of 1974.

     2.18 SUBSIDIARIES. Except for Merger Subsidiary and as disclosed in the SEC Reports, DTR does not have any subsidiaries.

     2.19 SHARES. The DTR Common Stock to be issued to the GelStat shareholders upon the consummation of the Merger (the "DTR Shares"), when duly issued by DTR to GelStat, will be fully paid and non-assessable, subject to no lien, encumbrance or other restriction, except for restrictions on transferability which may be imposed under the Securities Act of 1933, as amended, and applicable state blue sky laws.

     2.20 REAL PROPERTY. Except as set forth in Schedule 2.20, neither DTR nor Merger Subsidiary owns or leases any real property.

     2.21 1934 ACT COMPLIANCE. DTR's Common Stock is and has been registered under Section 12 of the Securities Exchange Act of 1934 for at least the past two years. Except as disclosed on Schedule 2.21, for at least the past two years, DTR has timely filed reports, statements and documents with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended (which reports, statements and documents are referred to as the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the respective rules and regulations promulgated thereunder, as the case may be, each in effect on the dates such SEC Reports were filed. As of their respective dates, each of the SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                            GELSTAT AND SHAREHOLDERS

     GelStat and Shareholders, each jointly and severally (except for Sections 3.7, 3.20 and 3.21, which each Shareholder warrants and represents only as to himself, and warrants and represents as to each other Shareholder only to the extent of his actual knowledge), warrant and represent to DTR, which warranties and representations will be true as of the Time of Closing as follows:

     3.1 CORPORATE AUTHORITY. GelStat has the power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions and compliance with the terms and conditions contemplated and contained herein, have been duly authorized by the Board of Directors and shareholders of GelStat.

     3.2 CORPORATE EXISTENCE. GelStat is a corporation duly incorporated, validly existing and in an active status under the laws of the state of Minnesota, and has all corporate powers and authority required to carry on its business as now conducted.

     3.3 ENFORCEABILITY. This Agreement has been duly executed, and constitutes a valid and binding agreement of GelStat and Shareholders, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors rights generally, and by general equitable principles, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     3.4 CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein does not and will not violate or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of GelStat, or any note, bond, debt, order, decree, license, lease or other instrument to which GelStat is a party or is subject, or any order, decree or other instrument to which any Shareholder is a part, or is subject.

     3.5 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by GelStat of this Agreement and the consummation of the transactions contemplated hereby by GelStat requires no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than such consents, approvals, actions, filings and notices which the failure to make or obtain could not be reasonably expected to have a Material Adverse Effect on GelStat to consummate the transactions contemplated hereby.

     3.6 CAPITALIZATION. The authorized capital stock of GelStat consists of 75,000,000 shares of common stock having a par value of $0.001 per share, and 25,000,000 undesignated shares without a stated par value, subject to designation by the Board of Directors of GelStat. Except as may be permitted as set forth in Schedule 3.6, there are, and will be at the Time of Closing, 3,375,000 shares of common stock of GelStat outstanding, which will be the only class or series of capital stock outstanding. Except for an option to purchase 500,000 shares of the common stock of GelStat as set forth in Schedule 3.6, there are no outstanding options or other rights to acquire from GelStat, and no obligation of GelStat to issue, any capital stock, or any securities convertible or exchangeable for capital stock, of GelStat. There are no outstanding obligations of GelStat to repurchase, redeem or otherwise acquire any of GelStat's capital stock or any other securities of GelStat.

     3.7 SHAREHOLDERS OF GELSTAT. Schedule 3.7 identifies by full name, residence address and social security number, the Shareholders, and sets forth the number of shares of common stock of GelStat owned by each. Each Shareholder, with respect to GelStat, is an "accredited investor" as defined under the Securities Act of 1933.

     3.8 FINANCIAL STATEMENTS. The audited balance sheet of GelStat as of December 31, 2002, along with the statements of operations for the period from inception (June 25, 2002) through the date of the balance sheet then ended, and the related statements of changes in stockholders' equity and cash flows, all of which have been provided to DTR are referred to herein as the "GelStat Financial Statements". The GelStat Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied in all periods and at all times, and fairly represent, at the specified dates and for the specified periods, the financial condition and results of the operations of GelStat.

     3.9 LITIGATION. Except as set forth in Schedule 3.9, there is no action, suit or proceeding pending before any court of competent jurisdiction, or, to the knowledge of GelStat, threatened against GelStat, and there is no inquiry, investigation or proceeding pending, or to the knowledge of GelStat, threatened against GelStat, before any court of competent jurisdiction, or governmental or regulatory authority or agency, and is not aware of any basis for any such claim action, lawsuit, inquiry, investigation or proceeding. Except as set forth in
Schedule 3.9, neither GelStat nor any Shareholder is a party to or subject to any order, judgment, decree or consent decree issued by any court or governmental or regulatory authority or agency relating to any past or present business practice, transaction or other activity. No Shareholder has been the subject of any event which is set forth in subparagraphs (f)(1) through (f)(6) of Item 401 of Regulation S-K adopted under the Securities Act of 1933 and the Securities Exchange Act of 1934. There is no action, suit or proceeding pending before any court of competent jurisdiction, or, to the knowledge of GelStat, threatened against GelStat which seeks to enjoin or otherwise prohibit any of the transactions contemplated by this Agreement.

     3.10 RELATED PARTY TRANSACTIONS. Except as set forth in Schedule 3.10, no officer or director of GelStat, or shareholder of GelStat owning more than 5% of the outstanding shares any class of GelStat capital stock, (a) has borrowed money from GelStat since the beginning of GelStat's last fiscal year, or currently has any outstanding indebtedness or other similar obligations to GelStat, (b) has since the beginning of GelStat's last fiscal year loaned or advanced money to GelStat, except for advances made by reason of the incurrence of reasonable reimbursable expenses on behalf of GelStat, or (c) is a director, officer, employee, partner, affiliate, associate, or consultant of any lender to, or any borrower from, GelStat.

     3.11 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by GelStat through its authorized agents, in such manner as not to give rise to any valid claim against GelStat, DTR or Merger Subsidiary for a brokerage commission, finder's fee or other like payment in connection with this Agreement or the transactions contemplated hereby.

     3.12 PATENTS, TRADEMARKS AND COPYRIGHTS. Except as set forth in Schedule 3.12, GelStat does not own, license or use any patent, patent application, registered trademark, trademark application, or other trade name or mark.

     3.13 TAXES. Except as set forth in Schedule 3.13 hereto:

     a. GelStat has timely filed, and will, prior to the Closing, timely file all returns, declarations and reports and information, returns and statements required to be filed or sent by or relating to GelStat prior to the Closing relating to any Taxes (as defined below) with respect to income, properties or operations of GelStat prior to the Closing, including GelStat's United States income tax return for the period ended December 31, 2002, and employee income tax withholding and FUTA reports through February 28, 2003 (collectively, the "Returns");

     b. As of the time of filing, the Returns (i) correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of GelStat, and any other information required to be shown therein, (ii) constitute (and, as to any Returns not filed as of the date hereof, will constitute) complete and accurate representations of the Tax liabilities for the periods covered, and (iii) accurately set forth all items (to the extent required to be included or reflected in the Returns) relevant to future Tax liabilities, including the Tax bases of properties and assets;

     c. GelStat has timely paid all Taxes that have been shown as due and payable on the Returns that have been filed;

     d. GelStat has made or will make provision for all Taxes payable for any periods that ended before the Closing for which no Returns have yet been filed and for any periods that begin before the Closing and end after the closing to the extent such Taxes are attributable to the portion of any such period ending at the Closing;

     e. The charges, accruals and reserves for Taxes reflected on the GelStat Financial Statements are adequate to cover the Tax liabilities accruing or payable by GelStat in respect of periods prior to the date of the Financial Statements;

     f. GelStat is not delinquent in the payment of any Taxes and has not requested any extension of time within which to file or send any Return, which Return has not since been filed or sent;

     g. No deficiency for any Taxes has been asserted or assessed against GelStat for which GelStat has not provided adequate reserves in accordance with generally accepted accounting principles;

     h. GelStat has not granted any extension of the limitation period applicable to any Tax claims and GelStat has not waived any such limitation period;

     i. GelStat is not and has not been a party to any tax sharing agreement with any corporation; and

     j. GelStat's fiscal year end for United States income tax purposes is December 31.

     3.14 ABSENCE OF CERTAIN CHANGES. Except as disclosed in Schedule 3.14 hereto, since December 31, 2002, there has not been any event, occurrence or development of a state of circumstances or facts which alone or together with another fact could reasonably be expected to have a Material Adverse Change on the business, financial condition or results of operations of GelStat; or any guarantee by GelStat of any indebtedness of a third party; or any grant of any severance or termination pay to any director, officer or employee of GelStat.

     3.15 EMPLOYEES. Schedule 3.15 lists all employees of GelStat or persons similarly engaged by GelStat as independent contractors (such as leased employees).

     3.16 MATERIAL CONTRACTS. Schedule 3.16 identifies all written and oral agreements, contracts and commitments to be performed after the date of this Agreement to which GelStat is a party, copies of which have been provided to DTR. A "material contract" is a contract which would obligate GelStat to pay over $10,000 in the aggregate, or a contract defined as being material in accordance with item 601(b) of Regulation S-K of the Securities and Exchange Commission. Each such material contract is valid, binding against GelStat, and in full force and effect, and to the knowledge of GelStat, neither GelStat or any other party to such agreements, contracts or commitments, is in breach or violation of any term or provision thereof, except in cases where such breaches or violations, individually or in the aggregate, are not having, and could not be reasonably expected to have, a Material Adverse Effect on GelStat.

     3.17 BENEFIT PLANS. GelStat has not adopted, and there are not in effect, any employee plans as defined under, or which would be subject to, the U.S. Employment Retirement Income Security Act of 1974.

     3.18 SUBSIDIARIES. GelStat does not have any subsidiaries.

     3.19 REAL PROPERTY.  GelStat does not own any real property. GelStat leases
(i) approximately 500 square feet of space at 1650 W. 82nd Street, Suite 1040, Bloomington, Minnesota, for $1,000 per month, under a lease terminating on November 30, 2003, and (ii) subleases approximately 700 square feet of space at 1326 Schofield Ave., Schofield, WI 54476, for $550 per month, under a month to month lease.

     3.20 INVESTMENT INTENT. GelStat and Shareholders acknowledge that they have been advised that neither the offer nor the sale of the DTR Shares to GelStat will have been registered under the Securities Act of 1933 (the "`33 Act") or any state law on the grounds that it will be exempt from such registration, and that DTR's reliance upon such exemption or exemptions is, or will be, predicated in part on GelStat's representation, and the representations of the Shareholders, herein or separately made, that the Shareholders are acquiring such DTR Shares for investment for their own accounts with no present intention of disposing of the same, except in compliance with applicable provisions of the `33 Act. Any certificate or other document representing the DTR Shares will bear a legend stating in effect that the issuance or sale of the DTR Shares has not been registered under the Act or any applicable state securities laws, and that the DTR Shares are "restricted" as defined under the Act.

     3.21 NO NON-COMPETITION AGREEMENTS. None of the Shareholders are the subject of any agreement with any party, other than GelStat, which would prohibit or restrict their activity with GelStat, or which would prohibit or restrict the Company's ability to use or apply the intellectual property which is necessary to, or presently applied or expected to be applied in, the operation or conduct of GelStat's business.

                                   ARTICLE IV

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF GELSTAT

     The obligation of GelStat to consummate the transactions as set forth in this Agreement shall be subject to the satisfaction, on or prior to the Time of Closing, of each of the following conditions precedent, any of which may be waived by GelStat.

     4.1 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF OBLIGATIONS. All warranties and representations made by DTR, and Merger Subsidiary in this Agreement shall be true and correct in all material respects on and as of the Time of Closing with the same effect as if such warranties and representations had been made on and as of the Time of Closing, and DTR and Merger Subsidiary shall have performed or complied in all material respects with the covenants, agreements and conditions contained in this Agreement on their part required to be performed or complied with at or prior to the Closing.

     4.2 NO LITIGATION OR CONTRARY JUDGMENT. The Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

     4.3 RESIGNATIONS. Upon the Time of Closing, each member of DTR's and Merger Subsidiary's Board of Directors, except for Peter Hauser, shall have resigned as a member thereof, and Peter Hauser as the sole member of the Board of Directors of DTR and Merger Subsidiary shall have appointed Stephen C. Roberts and Russell
W. Mitchell to fill vacancies created on the Board of Directors of each of DTR and Merger Subsidiary, and shall have appointed Stephen C. Roberts as Chairman of the Board of Directors of DTR and Merger Subsidiary.

     4.4 TRADING OF COMMON STOCK. DTR's Common Stock will be trading on the OTC Bulletin Board or BBX under the symbol DEVT, or other appropriate symbol, subject to no order or notice of a potential or actual suspension of such trading, or the removal of such Common Stock from price quotation on the OTC Bulletin Board or BBX.

     4.5 MINIMUM CURRENT ASSETS. At the Time of Closing, DTR shall have cash, cash equivalents, prepaid expenses, notes receivable, from GelStat, and a note receivable and accrued interest thereon from FoodMaster International, LLC, all of which aggregate not less than $1,500,000, and current assets, net of all liabilities (current and long term), of not less than $1,400,000.

     4.6 OTHER MATTERS. Receipt of such documents, certificates and other items required to be delivered by DTR as provided in Section 6.1.

                                    ARTICLE V

                      CONDITIONS PRECEDENT TO OBLIGATION OF
                            DTR AND MERGER SUBSIDIARY

     The obligations of DTR and Merger Subsidiary to consummate the transactions as set forth in this Agreement shall be subject to the satisfaction, on or prior to the Time of Closing, of each of the following conditions precedent, any of which may be waived by DTR:

     5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All warranties and representations made by GelStat in this Agreement shall be true and correct in all material respects on and as of the Time of Closing with the same effect as if such warranties and representations had been made on and as of the Time of Closing and GelStat shall have performed or complied in all material respects with the covenants, agreements and conditions contained in this Agreement on its part required to be performed or complied with at or prior to the Time of Closing.

     5.2 NO LITIGATION OR CONTRARY JUDGMENT. The Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

     5.3 VOTING AGREEMENT. At the Closing, and in order to induce DTR to consummate the transactions provided for herein, the Company and each Shareholder shall enter into a Voting Agreement requiring the Shareholders to vote for, among other things, Peter L. Hauser to serve as a member of the Board of Directors of DTR for a four-year term after the Effective Time, in such form as Peter L. Hauser and DTR may reasonably request.

     5.4 D&O INSURANCE. GelStat and the Shareholders shall have demonstrated to DTR that adequate Directors and Officers liability insurance will be in place following the Effective Time.

     5.5 MITCHELL AGREEMENT. DTR shall be satisfied with the terms of an agreement entered into, or proposed to be entered into, between GelStat and Mitchell Health Technologies, Inc., or any other affiliates of DTR.

     5.6 OTHER MATTERS. Receipt of such documents, certificates and other items required to be delivered by GelStat or its shareholders as provided in Section 6.2.

                                   ARTICLE VI

                             TRANSACTIONS AT CLOSING

     6.1 DELIVERIES BY DTR. DTR shall deliver, or cause to be delivered, to GelStat at or prior to the Closing the following:

     a. Certificates representing the Shares, registered in the names set forth in Schedule 3.7.

     b. Articles of Merger executed by Merger Subsidiary.

     c. The resignation and appointment of members of DTR's Board of Directors as set forth in Section 4.3.

     d. A certificate of good standing of DTR and Merger Subsidiary under the laws of the State of Minnesota, dated as of a date within 15 days of the Time of Closing.

     e. An opinion of counsel for DTR and Merger Subsidiary in form reasonably satisfactory to the GelStat.

     f. Certification of officers of DTR and Merger Subsidiary verifying that the warranties and representations contained in Article II are, to their knowledge, true as of the Time of Closing, in such form as is reasonably acceptable to GelStat.

     g. Access to all records of Merger Subsidiary and DTR.

     h. Such other documents or certificates as shall be reasonably requested by GelStat or its legal counsel.

     6.2 DELIVERIES BY GELSTAT. GelStat or the Shareholders shall deliver or cause to be delivered to DTR at or prior to the Closing the following:

     a. Articles of Merger executed by GelStat.

     b. A certificate of good standing under the laws of the State of Minnesota, dated as of a date within 15 days of the Time of Closing.

     c. An opinion of counsel for GelStat in form reasonably satisfactory to DTR.

     d. An audited balance sheet of GelStat as of December 31, 2002, and the related income statement, statement of cash flow and changes in stockholders' equity for the period from inception through December 31, 2002.

     e. Certification of Shareholders and officers of GelStat verifying that the warranties and representations contained in Article III are, to their knowledge, true as of the Time of Closing, in such form as is reasonably acceptable to DTR.

     f. Warranties and representations of the Shareholders, upon which DTR may rely in determining the availability of an exemption from registration of the issuance of the DTR Shares under federal and state securities laws, in such form as is reasonably satisfactory to DTR.

     g. Agreements of the Shareholders referred to in Section 7.3.

     h. A Voting  Agreement of DTR and the  Shareholders  referred to in Section
7.4.

     i. Such other documents or certificates as shall be reasonably requested by DTR or its legal counsel.

                                   ARTICLE VII

                   OTHER COVENANTS OF GELSTAT AND SHAREHOLDERS

     7.1 DIRECTORS' AND OFFICERS INSURANCE/INDEMNIFICATION.

     a. Except to the extent required by law, until the sixth anniversary of the Effective Time, neither DTR nor the Surviving Corporation will take any action so as to amend, modify or repeal the provisions for indemnification of directors, officers, employees or agents contained in the articles of incorporation or bylaws (or other comparable charter documents) of DTR or Merger Subsidiary as of the date of this Agreement in such a manner as would adversely affect the rights of any individual who shall have served as a director, officer, employee or agent of DTR or Merger Subsidiary prior to the Effective Time (each an "Indemnified Party") to be indemnified by DTR, Merger Subsidiary or the Surviving Corporation in respect to their serving in such capacities prior to the Effective Time.

     b. For a period of six years following the Effective Time, DTR and Surviving Corporation shall maintain director and officer liability insurance (the "D&O Insurance") covering each party which was so covered at any time during the six months immediately prior to the Effective Time (each an "Insured Party"), with liability limits which equal or exceed, and coverage terms which are substantially similar and not less beneficial to such Insured Party, as those provided for and contained in the policy or policies of insurance in force immediately prior to the Effective Time. Within 30 days following the renewal of the D&O Insurance, or the obtaining of any new D&O Insurance, DTR and the Surviving Corporation shall provide each Insured Party with a copy of the D&O insurance policy or a copy of confirmation of renewal, as applicable. If DTR or the Surviving Corporation default in this provision, in addition to any other remedy available, any Insured Party may acquire such D&O insurance, and charge DTR and Surviving Corporation for the cost thereof.

     c. In the event the Surviving Corporation or DTR (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successor and assigns of DTR or the Surviving Corporation, as the case may be, shall assume the obligations as set forth in this Section 7.1.

     7.2 SHAREHOLDER VOTE. Shareholders jointly and severally agree to vote as shareholders of GelStat in favor of the Plan of Merger and the execution and delivery of this Agreement, so long as neither DTR nor Merger Subsidiary are in material default under this Agreement.

     7.3 NON-COMPETITION. At or prior to the Closing, and in order to induce DTR to consummate the transactions provided for herein, each Shareholder shall enter into or has entered into an agreement (a "Non-Competition Agreement") with GelStat in such form as is reasonably satisfactory to DTR, which restricts such Shareholder from engaging in competition with GelStat for a period of two years following the termination of employment of such Shareholder from GelStat, even if such termination is made by GelStat without cause. Neither the Company nor any Shareholder will agree to or accept any cancellation or modification to any Non-Competition Agreement, unless such modification is clearly not beneficial to any Shareholder.

     7.4 BYLAW AMENDMENT. At the next annual meeting of the Shareholders of DTR, DTR will propose an amendment to its ByLaws to be voted upon by the shareholders of DTR at such meeting, and recommend adoption of the amendment, providing for the establishment of a separate class of members of the Board of Directors of DTR consisting of one independent member to be elected for a four-year term, such amendment to be in such form as shall be approved by Hauser. An independent member of the Board of Directors shall mean a person, who upon election to the Board of Directors, and at all times while serving as a member of the Board of Directors, shall be independent consistent with the standards established by rule adopted by the U.S. Securities and Exchange Commission, and the National Association of Securities Dealers, Inc. for listing on the NASDAQ market system.

                                  ARTICLE VIII

          COVENANTS OF DTR, MERGER SUBSIDIARY, GELSTAT AND SHAREHOLDERS

     The parties hereto agree that:

     8.1 BEST EFFORTS. Subject to the terms and conditions of this Agreement, each party will use its best efforts promptly to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

     8.2 CERTAIN ACTIONS. DTR, Merger Subsidiary and GelStat, shall (a) cooperate with one another as soon as practicable in determining whether any action by or in respect of, or filing with, any governmental body, agency or official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this, and
(b) in seeking any such actions, consents, approvals or waivers or making any such filings, promptly take all actions necessary to make filings required by DTR, Merger Subsidiary and GelStat or their affiliates with all applicable governmental and regulatory authorities and third parties furnishing at the earliest practicable date information required in connection therewith and seek to obtain all such actions, consents, approvals or waivers.

     8.3 PUBLIC ANNOUNCEMENTS. Each of the parties hereto agree that all press releases and other announcements, whether written or oral, to be made by any of them with respect to the Merger shall be subject to mutual agreement and consent prior to the dissemination thereof; provided, however, either party may make any announcements required by applicable law or NASDAQ Stock Market rules so long as the party so required notifies the other party promptly upon hearing such requirement and in good faith attempts to comply with this Section.

     8.4 FURTHER ASSURANCES. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of GelStat or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of GelStat or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise, in the Surviving Corporation, any and all right, title and interest in, to and under any of the rights, properties or assets of GelStat acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

     8.5 ACCESS TO INFORMATION. From the date hereof until the Effective Time, each of DTR, Merger Subsidiary and GelStat will give the other party (for purposes of this Section 8.5, the "requesting party) and the requesting party's counsel, financial advisers, auditors and other authorized representatives full access, during business hours and upon reasonable notice, to its offices, properties, books and records, will furnish to the requesting party and the requesting party's counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request and will instruct its employees, counsel and financial advisors to cooperate with the requesting party in the requesting party's investigation of the business of the other party, provided that no investigation pursuant to this Section shall affect any representation or warranty given hereunder by any party hereto to any other party hereto. For a period of three years after the Effective Time and during normal business hours, DTR and Surviving Corporation will give the officers and directors of DTR immediately prior to or at the Effective Time, or those authorized representatives, reasonable access to the records of DTR and Surviving Corporation developed or relating to business conducted prior to the closing for any legitimate business purpose.

     8.6 NOTICES OF CERTAIN EVENTS. Each party hereto shall promptly notify the other of:

     a. Any material notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transaction contemplated by this Agreement.

     b. Any material notice or other communication to or from any governmental or regulatory authority in connection with the transactions contemplated by this Agreement; and

     c. Any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting such party which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 2.8 or
Section 3.9 as appropriate, or which relate to the consummation of the transactions contemplated by this Agreement.

     8.7 CONDUCT OF BUSINESS UNTIL CLOSING. Except as GelStat and DTR may otherwise consent to or approve in writing on and after the date hereof and prior to the Closing Date, GelStat, DTR and Merger Subsidiary each agrees:

     a. Not to enter into or authorize any agent to enter into on its behalf discussions relating to a merger, stock exchange or the sale of all or substantially all of its stock or assets, or

     b. To conduct and cause the conduct of, its business, operations, activities and practices only in the usual, regular and ordinary manner and, to the extent consistent with such business, operations, activities and practices, to use its best efforts to preserve its business organization and existing business relationships and prospects; and

     c. Not to enter into any  transaction  nor  perform any act, or to cause or
permit   another  to  perform  any  act,  which  would  result  in  any  of  the representations and warranties of the parties contained in this Agreement not being true and correct in all material respects at and as of the time immediately after the occurrence of such transaction or on the Closing Date.

     8.8 FILING OF FORM 8-K. Promptly following the Effective Time, DTR will prepare and file with the Securities and Exchange Commission, a Form 8-K which, in full compliance with such Form and the applicable rules and regulations of the Securities and Exchange Commission, fully describes DTR and its subsidiaries, and the transactions provided for herein.

     8.9 SALE OF SHARES TO AFFILIATES. For a period of three years from the date of this Agreement, (i) DTR will not issue, and (ii) no Shareholder shall accept or take any action which would cause or assist in causing the issuance of, any capital stock of DTR, or any option or other right to acquire any capital stock of DTR, to any Shareholder, to any affiliate of a Shareholder (as the term "affiliate" is defined under the Securities Exchange Act of 1934) or to any spouse, child or parent of such Shareholder (such persons referred to herein as "Prohibited Persons"); provided, however, that the foregoing shall not prohibit the issuance of capital stock of DTR to a Prohibited Person (v) pursuant to the exercise of an option or other right outstanding at the Effective Time, (w) as a dividend on common stock, (x) in a rights offering made to all holders of DTR common stock, (y) in a public offering registered under the Securities Act of 1933, or (z) for a cash consideration in any offering exempt from registration under the Securities Act of 1933, so long as, in all such case, the terms and conditions under which a Prohibited Person acquires such capital stock or right to acquire capital stock are no more favorable to the Prohibited Person than those offered to other persons included in the offering, and the Prohibited Persons do not acquire in the aggregate in excess of 50% of the dollar amount of the securities sold in any such offering. Notwithstanding the foregoing, DTR may issue, and a Shareholder may accept, any capital stock of DTR, or option or other right to acquire capital stock of DTR, if such issuance and the terms thereof are approved by shareholders of DTR, who are not affiliates of DTR, owning 60% or more of the shares of DTR's common stock represented by persons present in person or by proxy (except shares held by affiliates of DTR) at a duly called and held meeting of the shareholders of DTR. For the purpose of this provision, the Shareholders, and other any person who falls within the definition of an affiliate under the Securities Exchange Act of 1934, are deemed to be affiliates of DTR.

     8.10 DELIVERY OF RECORDS. Promptly following the Closing, DTR shall cause all relevant records of DTR to be delivered at such place as GelStat shall reasonably request.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 TERMINATION. This Agreement may be terminated:

     a. Prior to the Effective Date by mutual consent of DTR and GelStat, if the Board of Directors of each so determines by vote of a majority of the members of the entire Board:

     b. By DTR, if prior to and continuing up to the Effective Date there has been a material misrepresentation, breach of warranty or breach of covenant on the part of GelStat or any Shareholder in their respective representations, warranties and covenants set forth in this Agreement, or if any of the conditions to DTR's obligation to consummate the transactions contemplated in this Agreement shall have become impossible to satisfy as a result of no negligent or willful action by DTR;

     c. By GelStat, if prior to and continuing up to the Effective Date there has been a material misrepresentation, breach of warranty or breach of covenant on the part of DTR in its representations, warranties and covenants set forth in this Agreement, or if any of the conditions to GelStat's obligation to consummate the transactions contemplated in this Agreement shall have become impossible to satisfy as a result of no negligent or willful action by GelStat or any Shareholder.

     9.2 NOTICES. To be effective, all notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying party delivers such notice or other communication to all other parties to this Agreement, (ii) if delivered by overnight delivery service, on the second business day following the date such notice or other communication is timely delivered to the overnight courier, (iii) if delivered by telecopier or e-mail, on the first business day following the date such notice or communication is transmitted, or (iv) if delivered by mail, on the fourth business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail addressed to the other party, whichever occurs earlier. The determination of a "business day" shall be made at the location of the recipient of the notice or other communication. Mailed, telecopied or e-mailed communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this Section:

     If to DTR or Merger Subsidiary: Developed Technology Resource, Inc.
                                     821 East Harbor Court
                                     Ocoee, FL  34761
                                     Facsimile No: (407) 291-6315
                                     E-mail address: LeAnnCPA@compuserve.com

     and                             Roger Schnobrich
                                     530 Waycliffe North
                                     Wayzata, MN  55391
                                     Facsimile No: (612) 334-8888
                                     E-mail address: rschnobrich@hinshawlaw.com

     With a copy to:                 Felhaber, Larson, Fenlon & Vogt, P.A.
                                     601 Second Avenue South, Suite 4200
                                     Minneapolis, MN 55402-4302
                                     Attention: Roger H. Frommelt
                                     Facsimile No: (612) 338-4608
                                     E-mail address: rfrommelt@felhaber.com

     If to GelStat or Shareholders:  GelStat Corp.
                                     1650 West 82nd Street, Suite 1040
                                     Bloomington, MN  55431
                                     Attention:  Dr. Stephen Roberts
                                     Facsimile No: (952) 881-4106
                                     E-mail address: srobertsequity@hotmail.com

     With a copy to:                 Moss & Barnett, P.A.
                                     90 South Seventh Street, Suite 4800
                                     Minneapolis, MN  55402
                                     Attention:  Janna R. Severance
                                     Facsimile No:  (612) 339-6686
                                     E-mail address: severancej@moss-barnett.com

     9.3 EXPENSES. Each party shall pay all of its costs and expenses (including attorneys', accountants' and investment bankers' fees, legal costs and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

     9.4 ARBITRATION. All disputes or claims arising out of or in any way relating to this Agreement shall be submitted to and determined by final and binding arbitration. Arbitration proceedings may be initiated by any party to this Agreement upon notice to the other party and to the American Arbitration Association, and shall be conducted by three arbitrators under the rules of the American Arbitration Association in Minneapolis, Minnesota; provided, however, that the parties may agree following the giving of such notice to have the arbitration proceedings conducted with a single arbitrator. The notice must specify in general the issues to be resolved in any such arbitration proceeding. The arbitrators shall be selected by agreement of the parties to the arbitration proceeding from a list of five or more arbitrators proposed to the parties by the American Arbitration Association or may be persons not on such list as agreed to by the parties to such arbitration. If the parties to the arbitration proceeding fail to agree on one or more of the persons to serve as arbitrators within fifteen days after delivery to each party hereto of the list as proposed by the American Arbitration Association, then at the request of any party to such proceeding, such arbitrators shall be selected at the discretion of the American Arbitration Association. Where the arbitrators shall determine that an arbitration proceeding was commenced by a party frivolously or without a basis or primarily for the purpose of harassment of delay, the arbitrators may assess such party the cost of such proceedings including reasonable attorneys' fees of any other party. In all other cases, each party to the arbitration proceeding shall bear its own costs and its pro-rata share of the fees and expenses charged by the arbitrators and the American Arbitration Association in connection with any arbitration proceeding. Any award or equitable relief granted by the arbitrators may be enforced in accordance with the provisions of Minnesota law. Notwithstanding the foregoing, nothing herein will prevent a party from seeking and obtaining equitable relief from a court of competent jurisdiction pending a final decision of the arbitrators and the proper filing of such decision with such court.

     9.5 ENTIRE  AGREEMENT.  This  Agreement  (including  the Schedules  hereto)
contain the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all written or oral negotiations, representations, warranties, commitments, offers, bids, bid solicitations, and other understandings prior to the date hereof.

     9.6 SEVERABILITY. The warranties, representations and covenants of the parties hereto shall survive the Closing and Effective Time for a period of 12 months from the date hereof. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

     9.7 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties hereto; provided that, except as otherwise provided for herein, neither this Agreement nor any right hereunder shall be assignable by any party hereto, without the prior written consent of the other party.

     9.8 LEGAL REPRESENTATION. Each party to this Agreement acknowledges his or its right to, and his or its opportunity and the advisability of, obtaining independent legal counsel in connection with the execution of this Agreement.

     9.9 CAPTIONS. The captions of the various Articles and Sections of this Agreement have been inserted only for convenience of reference, and shall not be deemed to modify, explain, enlarge or restrict any provision of this Agreement or affect the construction hereof.

     9.10 GOVERNING LAW. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the state of Minnesota, without giving effect to the conflict of laws provision thereof.

     9.11 COUNTERPARTS/EFFECTIVENESS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement. This Agreement shall be effective and shall be dated as of the date executed by DTR and Merger Subsidiary.

     9.12 REMEDIES CUMULATIVE. Except as otherwise expressly limited herein, the rights, powers and remedies given to any party by this Agreement shall be in addition to all rights, powers and remedies given to that party by any statute or rule of law. Any forbearance or failure to delay in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof or be deemed to be a waiver of any other right, power or remedy.

     9.13 THIRD PARTY BENEFICIARY. Any shareholder or shareholders of DTR owning in the aggregate, more than 75,000 shares of the DTR Common Stock (a "Shareholder Group"), shall be considered a third party beneficiary of this Agreement, with standing to initiate, on behalf of DTR, an arbitration proceeding or legal action to enforce any covenant contained herein of any party to this Agreement. Any person who is an Indemnified Party or Insured Party under
Section 7.1 shall be considered a third party beneficiary of this Agreement with standing to initiate an arbitration proceeding or legal action to enforce the obligations of DTR and the Surviving Corporation under said Section 7.1.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

GELSTAT CORP.                           DEVELOPED TECHNOLOGY RESOURCE, INC.


By:                                     By:
   -----------------------------            -------------------------------
                                            John P. Hupp, Vice President


NP ACQUISITION CORP.


By:
    ----------------------------
    John P. Hupp, President


SHAREHOLDERS:


--------------------------------
Stephen Roberts


--------------------------------
James Higgins


--------------------------------
Russell Mitchell

                                                                         ANNEX A
                                 PLAN OF MERGER
                                       of

                     GELSTAT CORP. AND NP ACQUISITION CORP.


         WHEREAS, GelStat Corp. (the "Company") is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

     WHEREAS, NP Acquisition Corp. ("NP Acquisition") is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

     WHEREAS, the Company, NP Acquisition and Developed Technology Resource, Inc., a Minnesota corporation, entered into an Agreement and Plan of Merger dated April __, 2003 (the "Agreement") which contemplates that upon satisfaction of certain conditions NP Acquisition will merge with and into the Company, and the Company shall become the Surviving Corporation.

     WHEREAS,  the  Agreement   contemplates  that  the  terms  under  which  NP
Acquisition shall be merged into the Company are to be set forth in this Plan of Merger.

     WHEREAS, on ____________________, the respective Boards of Directors of the Company and NP Acquisition have approved (i) the execution and delivery of this Agreement; (ii) this Plan of Merger, and (iii) the submission of this Plan of Merger and the Agreement to the respective shareholders of the Company and NP Acquisition for approval as required by law.

                                   The Merger

     SECTION 1. THE MERGER. In accordance with the provisions of the Minnesota Business Corporation Act (the "MBCA"), at the Effective Time (as defined in
Section 2), NP Acquisition shall be merged with and into the Company (the "Merger"). Following the Merger, the separate existence of NP Acquisition shall cease and the Company shall be the surviving corporation in the Merger and the name of the Company shall be changed to GelStat Corporation.

     SECTION 2. EFFECTIVE TIME OF MERGER. The Merger shall become effective upon the filing of Articles of Merger containing this Plan of Merger and such other documents as are required by the MBCA to be filed with the Minnesota Secretary of State (the time of such filing being the "Effective Time").

     SECTION  3.  ARTICLES  OF  INCORPORATION   AND  BY-LAWS  OF  THE  SURVIVING
CORPORATION. The Articles of Incorporation and By-Laws of the Company at the Effective Time shall remain the Articles of Incorporation and By-Laws of the Company as the surviving corporation in the Merger.

     SECTION 4. BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The directors and officers of the Company at the time shall continue to be the directors and officers of the

Company, as the surviving corporation in the Merger, until their respective successors are duly elected or appointed.

     SECTION 5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

     a. Each share of $0.001 par value common stock of the Company which is issued and outstanding immediately prior to the Effective Time which is held by a shareholders who does not dissent from the Merger as provided under Sections 302A.471 and 302A.473 of the MBCA, shall be converted into 0.4360083 shares of the common stock of Developed Technology Resource, Inc. (the "Merger Consideration");

     b. Fractional shares of the common stock of Developed Technology Resource, Inc. which would otherwise be issued upon such conversion will be rounded up to the nearest whole share; and

     c. Each share of capital stock of NP Acquisition which is issued and outstanding immediately prior to the Effective Time shall be converted into and become a fully paid and nonassessable share of the $0.001 par value common stock of the Surviving Corporation.

     SECTION 6. DISSENTING SHARES. Notwithstanding anything in this Plan of Merger to the contrary, shares of the Company which are held immediately prior to the Effective Time by shareholders that dissent from the Merger in compliance with all relevant provisions of Sections 302A.471 and 302A.473 of the MBCA shall not be converted into the right to receive the Merger Consideration, but shall instead be surrendered to the Company and the Company shall make payment therefore pursuant to such provision of the MBCA.